Exhibit 4(a)


                   SECOND AMENDMENT TO SECURED TERM LOAN AGREEMENT
                   -----------------------------------------------

                       THIS SECOND AMENDMENT, dated as of April 20, 1994,
             among INTERCO INCORPORATED, a Delaware corporation, the SUBSIDIARY OBLIGORS listed on the signature pages hereof, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent, in its capacity as Agent for the Banks, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, in its capacity as Administrative Agent for the Banks.

                                     WITNESSETH:

                       WHEREAS, the parties hereto have entered into a
             Secured Term Loan Agreement, dated as of July 16, 1992, relating to the issuance of evidence of indebtedness to the Banks in the amount of $315,526,233 in connection with the Borrowers' Plan of Reorganization and a First Amendment to Secured Term Loan Agreement dated as of October 15, 1992 (together, the "Loan Agreement");

                       WHEREAS, the Borrowers, the Banks, the Agent and
             the Administrative Agent desire to amend the Loan Agreement on the terms as hereinafter set forth;

                       NOW THEREFORE, in consideration of the premises
             and the mutual agreements set forth herein, the parties hereto agree as follows:

                       1. The words and phrases having defined meanings in the Loan Agreement shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

                       2. Section 5.11 of the Loan Agreement is hereby amended to delete the table set forth therein and to insert the following therefor:

                            Fiscal
                             Year                    Amount
                            ------                   -----------
                             1992                    $31,000,000
                             1993                     38,000,000
                             1994                     49,500,000
                             1995                     52,500,000
                             1996                     55,000,000
                             1997                     46,800,000
                             1998                     49,200,000
                             1999                     51,100,000
                             2000                     53,500,000
                             2001                     56,000,000



                             2002                     58,500,000
                             2003                     61,100,000
                             2004                     63,700,000

                       3. Section 5.08(f) of the Loan Agreement is hereby amended by inserting the following parenthetical immediately following the term "Agreement" in the fifth line thereof: "(as in effect immediately prior to the effectiveness of the Second Amendment to this Agreement dated as of April 20, 1994 among INTERCO, the Subsidiary Obligors, the Banks listed on the signature pages thereof, the Agent and the Administrative Agent)" .

                       4. This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                       5. This Second Amendment shall become effective immediately upon the execution and delivery thereof by the Borrowers and the Required Banks or, in the case of any Bank, receipt by the Agent of facsimile or other written confirmation from such Bank that it has executed a counterpart hereof.

                       6. Except as expressly modified hereby, all of the terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.


                       IN WITNESS WHEREOF, the parties hereto have
             executed this Second Amendment as of the day and year first above written.

                                      BORROWERS

             Attest:                  INTERCO INCORPORATED


             /s/ Duane A. Patterson   By /s/ Eugene F. Smith
             ----------------------      ----------------------
             Duane A. Patterson          Name:  Eugene F. Smith
             Secretary                   Title: Executive Vice President
                                         Address:  101 S. Hanley Drive
                                                   St. Louis, MO 63105
                                         Telecopy: (314) 863-7047


                                      SUBSIDIARY OBLIGORS

                                      BROYHILL FURNITURE INDUSTRIES, INC.
                                      BROYHILL TRANSPORT, INC.
                                      CONVERSE INC.
                                      CONVERSE EMEA, LTD.
                                      CONVERSE STAR I, INC.
                                      CONVERSE STAR II, INC.
                                      THE FLORSHEIM SHOE STORE COMPANY -
                                        MIDWEST
                                      THE FLORSHEIM SHOE STORE COMPANY -
                                        NORTHEAST
                                      THE FLORSHEIM SHOE STORE COMPANY -
                                        WEST
                                      HY-TEST, INC.
                                      THE LANE COMPANY, INCORPORATED
                                      LANE ADVERTISING, INC.
                                      ACTION INDUSTRIES, INC.
                                      L. J. O'NEILL SHOE COMPANY



             Attest:



             /s/ Robert Kaintz        By  /s/ Duane A. Patterson
             -------------------          -------------------------
             Robert Kaintz                Name:  Duane A. Patterson
             Assistant Secretary          Title: Vice President
                                          Address: 101 S. Hanley Drive
                                                   St. Louis, MO 63105
                                          Telecopy:  (314) 863-7047



                                      AGENT

                                      MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                      By: /s/ Kevin J. O'Brien
                                          -----------------------
                                          Name:  Kevin J. O'Brien
                                          Title: Vice President
                                          Address: 60 Wall Street
                                                   New York, NY 10260
                                          Attn:    Kevin J. O'Brien
                                          Telecopy: (212) 648-5018


                                      ADMINISTRATIVE AGENT

                                      MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                      By: /s/ Kevin J. O'Brien
                                          -----------------------
                                          Name:  Kevin J. O'Brien
                                          Title: Vice President
                                          Address: 60 Wall Street
                                                   New York, NY 10260
                                          Attn:    Kevin J. O'Brien
                                          Telecopy: (212) 648-5018



                                      BANKS

                                      THE ASAHI BANK, LTD.,
                                        CHICAGO BRANCH


                                      By: ___________________________
                                          Name: _____________________
                                          Title: ____________________
                                          Address: 190 South LaSalle St.
                                                   Suite 2350
                                                   Chicago, IL 60603
                                          Attn:    Kazuhiko Aiba
                                          Telecopy: (312) 606-1010




                                      THE BANK OF NEW YORK


                                      By: /s/ Richard P. Hebner
                                          ------------------------
                                          Name:  Richard P. Hebner
                                          Title: Vice President
                                          Address: One Wall Street
                                                   22nd Floor
                                                   New York, NY 10286
                                          Attn:    Mark Slane
                                          Telecopy: (212) 635-7290



                                      BANQUE NATIONALE DE PARIS


                                      By: /s/ Arnaud Collin du Bocage
                                          ------------------------------
                                          Name:  Arnaud Collin du Bocage
                                          Title: Executive Vice President
                                                 and General Manager
                                          Address: 200 North LaSalle St.
                                                   Suite 2400
                                                   Chicago, IL 60601
                                          Attn:    Christine Howatt
                                          Telecopy: (312) 977-1380



                                      BANQUE WORMS CAPITAL CORP.


                                      By: /s/ Dominique Picon
                                          ----------------------
                                          Name:  Dominique Picon
                                          Title: Chief Executive Officer
                                          Address: 450 Park Avenue
                                                   New York, NY 10022
                                          Attn:    Felina Marron
                                          Telecopy: (212) 593-4854



                                      CHUO TRUST & BANKING COMPANY
                                      LIMITED, NEW YORK AGENCY


                                      By: /s/ Kunio Kimura
                                          -------------------
                                          Name:  Kunio Kimura
                                          Title: Deputy General Manager
                                          Address: 2 World Trade Center
                                                   Suite 8322
                                                   New York, NY 10048
                                          Attn:    Bruce Jackson
                                          Telecopy: (212) 466-1140



                                      COMMERZBANK, A. G. GRAND CAYMAN
                                      BRANCH

                                      By: /s/ Mark D. Monson
                                          ---------------------
                                          Name:  Mark D. Monson
                                          Title: Assistant Vice President


                                      By: /s/ Kalyan Basu
                                          ---------------------
                                          Name:  Kalyan Basu
                                          Title: First Vice President
                                          Address: 311 S. Wacker Drive
                                                   Chicago, IL 60606
                                          Attn:    Mark D. Monson
                                          Telecopy: (312) 435-1485


                                      THE DAI-ICHI KANGYO BANK LIMITED


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: 10 S. Wacker Drive
                                                   26th Floor
                                                   Chicago, IL 60606
                                          Attn:    James J. Kearney
                                          Telecopy: (312) 876-2011


                                      THE DAIWA BANK, LTD.


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: 75 Rockefeller Plaza
                                                   New York, NY 10019
                                          Attn:    Richard Cordover
                                          Telecopy: (212) 397-9317


                                      THE FUJI BANK LIMITED


                                      By: /s/ Hidekazu Seo
                                          -------------------
                                          Name:  Hidekazu Seo
                                          Title: Joint General Manager
                                          Address: 225 West Wacker Drive
                                                   Suite 2000
                                                   Chicago, IL 60606
                                          Attn:    Mark McCracken
                                          Telecopy: (312) 621-0539


                                      THE HOKKAIDO TAKUSHOKU BANK,
                                      LIMITED


                                      By: /s/ Kenji Shirasaki
                                          ----------------------
                                          Name:  Kenji Shirasaki
                                          Title: General Manager
                                          Address: 1001 4th Avenue
                                                   Suite 3920
                                                   Seattle, WA 98154
                                          Attn:    Eileen Harris
                                          Telecopy: (206) 345-0393


                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: AT&T Corporate Center
                                                   Suite 2600
                                                   227 West Monroe Street
                                                   Chicago, IL 60606
                                          Attn:    Charles G. Smith
                                          Telecopy: (312) 855-8200


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LIMITED


                                      By: /s/ Armund J. Schoen, Jr.
                                          ----------------------------
                                          Name:  Armund J. Schoen, Jr.
                                          Title: Vice President and
                                                 Deputy General Manager
                                          Address: 190 South LaSalle St.
                                                   Suite 800
                                                   Chicago, IL 60603
                                          Attn:    Armund J. Schoen, Jr.
                                          Telecopy: (312) 704-8505


                                      MERCANTILE BANK OF ST. LOUIS, N.A.


                                      By: /s/ Timothy W. Hassler
                                          -------------------------
                                          Name:  Timothy W. Hassler
                                          Title: Banking Officer
                                          Address: Eighth and Locust St.
                                                   10th Floor
                                                   St. Louis, MO 63101
                                          Attn:    David Naunheim
                                          Telecopy: (314) 425-2135


                                      THE MITSUI TRUST AND BANKING CO.,
                                      LIMITED


                                      By: /s/ Kiichiro Kondo
                                          ---------------------
                                          Name:  Kiichiro Kondo
                                          Title: Senior Vice President
                                                 and Manager
                                          Address: 190 South LaSalle St.
                                                   Suite 1900
                                                   Chicago, IL 60603
                                          Attn:    Tim Devane
                                          Telecopy: (312) 201-0593


                                      J.P. MORGAN DELAWARE


                                      By: /s/ George A. Kent
                                          ---------------------
                                          Name:  George A. Kent
                                          Title: Vice President
                                          Address: 902 Market Street
                                                   Wilmington, DE 19801
                                          Attn:    George Kent
                                          Telecopy: (302) 652-7416


                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK


                                      By: /s/ Kevin J. O'Brien
                                          -----------------------
                                          Name:  Kevin J. O'Brien
                                          Title: Vice President
                                          Address: 60 Wall Street
                                                   New York, NY 10260
                                          Attn:    Barbara L. Berliner
                                          Telecopy: (212) 648-5018


                                      THE NIPPON CREDIT BANK, LTD.


                                      By: /s/ Ronald A. Fisher
                                          -----------------------
                                          Name:  Ronald A. Fisher
                                          Title: Vice President
                                          Address: 245 Park Avenue
                                                   30th Floor
                                                   New York, NY 10167
                                          Attn:    Ronald A. Fisher
                                          Telecopy: (212) 490-3895


                                      PEARL STREET L.P.


                                      By: /s/ Robert J. O'Shea
                                          -----------------------
                                          Name:  Robert J. O'Shea
                                          Title: Authorized Signer
                                          Address: 85 Broad Street
                                                   New York, NY  10004
                                          Attn:    Robert J. O'Shea
                                          Telecopy: (212) 357-0271


                                      RYOSHIN LEASING (USA) INC.


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: 245 Park Avenue
                                                   New York, NY  10167
                                          Attn:    Fern Simmons
                                          Telecopy: (212) 983-5676


                                      THE SAKURA BANK, LIMITED


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: 227 West Monroe St.
                                                   Suite 4700
                                                   Chicago, IL 60606
                                          Attn:    Ellen Davies
                                          Telecopy: (312) 332-5345


                                      SANWA BANK LIMITED, CHICAGO BRANCH


                                      By: /s/ A. Ogawa
                                          ----------------
                                          Name:  A. Ogawa
                                          Title: Assistant General
                                                 Manager
                                          Address: 10 S. Wacker Drive
                                                   31st Floor
                                                   Chicago, IL 60606
                                          Attn:    Ed White
                                          Telecopy: (312) 346-6677


                                      THE SUMITOMO BANK LIMITED

                                      By: /s/ Takaya Iida
                                          ------------------
                                          Name:  Takaya Iida
                                          Title: Joint General Manager
                                          Address: 233 South Wacker Dr.
                                                   Room 4800
                                                   Chicago, IL 60606
                                          Attn:    Peter W. Prims
                                          Telecopy: (312) 876-6436


                                      THE TOKAI BANK LIMITED


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: 81 West Madison St.
                                                   Suite 3600
                                                   Chicago, IL 60602
                                          Attn:    Thomas Peterman
                                          Telecopy: (312) 977-0003


                                      TOKYO TRUST & BANKING COMPANY
                                      LIMITED, NEW YORK AGENCY


                                      By: __________________________
                                          Name: ____________________
                                          Title: ___________________
                                          Address: 437 Madison Avenue
                                                   37th Floor
                                                   New York, NY 10022
                                          Attn:    Mr. Fukuro
                                          Telecopy: (212) 371-4963



                                      CRESCENT CAPITAL CORPORATION,
                                      as Portfolio Manager and as
                                      Attorney-in-Fact for
                                      Crescent/Mach I, L.P.


                                      By: /s/ Mark L. Gold
                                          -------------------
                                          Name:  Mark L. Gold
                                          Title: Managing Director
                                          Address: 1325 Avenue of the
                                                     Americas
                                                   25th Floor
                                                   New York, NY 10019
                                          Attn:    Mark L. Gold
                                          Telecopy: (212) 424-1450


                                      SALOMON BROTHERS INC.


                                      By: /s/ Richard Brennan
                                          ----------------------
                                          Name:  Richard Brennan
                                          Title: Vice President
                                          Address: 7 World Trade Center
                                                   40th Floor
                                                   New York, NY 10048
                                          Attn:    Raymond Jardine
                                          Telecopy: (212) 783-4080


                                      NATIONAL CITY BANK


                                      By: /s/ Christopher M. Karr
                                          --------------------------
                                          Name:  Christopher M. Karr
                                          Title: Assistant Vice President
                                          Address: 1900 East 9th St.
                                                   Cleveland, OH 44114
                                          Attn:    Christopher Karr
                                          Telecopy: (216) 575-9396


                                      PROTECTIVE LIFE INSURANCE COMPANY


                                      By: /s/ Mark K. Okada
                                          --------------------
                                          Name:  Mark K. Okada
                                          Title: Principal
                                          Address: 10 Universal City Plaza
                                                   Suite 2401
                                                   Universal City, CA 91608
                                          Attn:    Mark K. Okada
                                          Telecopy: (818) 763-9182